Mitel Q4 2017 Earnings Call Presentation February 22, 2018 Exhibit 99.1

Safe Harbor Statement Forward Looking Statements Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the integration of Mitel and ShoreTel and the ability to recognize the anticipated benefits from the acquisition of ShoreTel; the anticipated size of the markets and continued demand for Mitel’s products and services; the impact of competitive products and pricing and disruption to the combined business that could result from the acquisition of ShoreTel; access to available financing on a timely basis and on reasonable terms; risks associated with the non-cash consideration received by Mitel in connection with the divestment of Mitel’s mobile business unit; Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies, including the acquisition of ShoreTel. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2016 and in Mitel’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 filed with the SEC and Canadian securities regulatory authorities on March 1, 2017 and November 2, 2017, respectively. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Financial Measurements In an effort to provide investors with additional information regarding the company's results as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earnings presentation materials, the following non-GAAP information which management believes provides useful information to investors. Mitel provides a reconciliation between GAAP and non-GAAP financial information in our quarterly results announcements and in the supplemental slides used in conjunction with the company’s quarterly call. This information is available on our website at www.mitel.com under the “Investor Relations” section http://investor.mitel.com/events.cfm. In addition, see the reconciliations located in the tables at the end of this presentation. Non-GAAP Financial Measures This presentation includes references to non-GAAP financial measures including Adjusted EBITDA, non-GAAP net income, and non-GAAP EPS (earnings per share). Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding our past financial performance and prospects for the future, including changes in our operating results, trends and marketplace performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with U.S. GAAP. Please see the reconciliation of non-GAAP financial measures to the most directly comparable U.S. GAAP measure attached to our quarterly results announcement and the reconciliation located in the tables at the end of this presentation. See “Constant Currency Estimates” below, which are Non-GAAP measures. Constant Currency Estimates Management refers to growth rates at constant currency or adjusting for currency so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's business performance. Financial results adjusted for currency are calculated by translating prior period activity in local currency using the current period currency conversion rate. This approach is used for countries where the functional currency is the local currency. Generally, when the US dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates. Annualized Exit Monthly Cloud Recurring Revenue Annualized Exit Monthly Cloud Recurring Revenue is a leading indicator of our anticipated cloud recurring revenues. We believe that trends in revenue are important to understanding the overall health of our cloud business. Our Annualized Exit Monthly Cloud Recurring Revenue equals our Monthly Cloud Recurring Revenue multiplied by 12. Our Monthly Cloud Recurring Revenue equals the monthly value of all customer subscriptions in effect at the end of a given month. For example, our Monthly Recurring Subscriptions at December 31, 2017 were $26.22 million. As such, our Annualized Exit Monthly Cloud Recurring Revenues at December 31, 2017 were $314.6 million.

Q4 2017 Highlights Financial (As Reported) Revenues of approximately $356 million, up 37% year-over-year Recurring Cloud revenues up 158% year-over-year Total recurring revenue reached a record of 40.8% of total revenue in the quarter; up 1,060 bps y-o-y, 560 bps from last quarter Synergy opportunity of $75 million in annual run-rate spend to be achieved over two years now expected, up from $60 million Continued integration actions driving annualized synergies of $38 million to date Business Added over 100,000 new UCaaS seats Synergy Research reports Mitel as the #2 UCaaS market share leader on a seat count basis Large UK-based retailer and existing Mitel customer migrates to private cloud using MiCloud Flex - total contract value of $3.5 million Frost and Sullivan recognized Mitel as the 2017 Growth Excellence Leader in the Unified Communications industry in North America

Income Statement Information (As Reported)(1) (All amounts in millions except for earnings per share) (1) Historical comparatives are from continuing operations and includes the operations of ShoreTel since the date of acquisition on September 25, 2017 * YoY comparison not meaningful due to being in a loss position in prior or current year Q4 2017 YoY Historical Currency Fav / (Unfav) YoY Constant Currency Fav / (Unfav) 2017 YoY Historical Currency Fav / (Unfav) YoY Constant Currency Fav / (Unfav) Revenue $ 355.9 37% 31% $1,059.1 7% 7% Non-GAAP Revenue $ 357.4 38% 32% $1,060.6 7% 7% Gross Margin % 55.4% 140 bps 90 bps 54.7% 80 bps 80 bps Non-GAAP Gross Margin % 55.6% 160 bps 110 bps 54.7% 80 bps 80 bps Net Income (Loss) ($ 1.7) * * ($ 48.3) * * EPS – Basic ($0.01) ($0.12) ($0.15) ($0.40) ($0.69) ($0.70) Non-GAAP EPS $0.27 $0.05 $0.03 $0.65 $0.05 $0.04 Adjusted EBITDA $ $ 60.4 41% 33% $ 144.6 12% 11% Adjusted EBITDA % 16.9% 50 bps 20 bps 13.6% 50 bps 40 bps

Revenue and Gross Margin (As Reported)(1) (All amounts dollars in millions) Q4 2017 YoY Historical Currency Fav / (Unfav) YoY Constant Currency Fav / (Unfav) 2017 YoY Historical Currency Fav / (Unfav) YoY Constant Currency Fav / (Unfav) Product $ 191.9 19% 13% $ 613.6 2% 2% Services $ 87.7 27% 22% $ 271.3 (1%) (1%) Cloud Recurring $ 77.8 158% 158% $ 175.7 52% 52% Non-GAAP Revenue $ 357.4 38% 32% $ 1,060.6 7% 7% PPA ($ 1.5) ($ 1.5) Total Revenue $ 355.9 37% 31% $ 1,059.1 7% 7% Product 54.2% (170 bps) (210 bps) 55.5% (180 bps) (150 bps) Services 62.1% 1,120 bps 1,050 bps 55.3% 730 bps 650 bps Cloud Recurring 51.8% 60 bps 60 bps 50.9% 80 bps 80 bps Non-GAAP Gross Margin % 55.6% 160 bps 110 bps 54.7% 80 bps 80 bps Total Gross Margin % 55.4% 140 bps 90 bps 54.7% 80 bps 80 bps (1) Historical comparatives are from continuing operations and includes the operations of ShoreTel since the date of acquisition on September 25, 2017

Cloud Metrics (As Reported)(1) (1) Historical comparatives are from continuing operations and includes the operations of ShoreTel since the date of acquisition on September 25, 2017

Growing Recurring Revenue Streams (As Reported)(1) Total recurring revenue as a % of revenue up 1,060 basis points year-over-year (1) Historical comparatives are from continuing operations and includes the operations of ShoreTel since the date of acquisition on September 25, 2017

Revenue by Region (As Reported)(1) (All amounts dollars in millions) Q4 2017 YoY Historical Currency Fav / (Unfav) YoY Constant Currency Fav / (Unfav) 2017 YoY Historical Currency Fav / (Unfav) YoY Constant Currency Fav / (Unfav) Americas $ 193.0 67% 67% $ 529.0 12% 12% EMEA $ 154.6 14% 5% $ 497.8 3% 2% APAC $ 9.8 17% 15% $ 33.8 8% 6% Total Non-GAAP Revenue $ 357.4 38% 32% $ 1,060.6 7% 7% PPA ($ 1.5) ($ 1.5) Total Revenue $ 355.9 37% 31% $ 1,059.1 7% 7% (1) Historical comparatives are from continuing operations and includes the operations of ShoreTel since the date of acquisition on September 25, 2017

Select Balance Sheet Metrics (As Reported)(1) Dec 2017 Dec 2016 Cash and cash equivalents $ 43.3 $ 97.3 Total Liquidity(1) $ 203.3 $ 147.3 Accounts Receivable $ 241.0 $ 186.3 Inventory $ 84.2 $74.9 (All amounts dollars in millions) Debt Leverage Actual Leverage Ratio Permitted Leverage Ratio December 2017 3.53 4.25 (1) Total Liquidity equals Cash and cash equivalents at the end of the December 2017 or December 2016 period, as applicable, plus the Company’s undrawn revolving credit facility of $160M at December 2017 or $50M at December 2016, as applicable. Includes the operations of ShoreTel since the date of acquisition on September 25, 2017

Q1 2018 Guidance Non-GAAP Revenue $300M to $320M Non-GAAP Gross Margin % 55.2% to 57.2% Adjusted EBITDA $28M to $38M Non-GAAP Net Income $9M to $16M Diluted Share Count 124.5M Non-GAAP EPS $0.07 to $0.13 (All amounts dollars in millions, except per share amounts)

Appendix

Q4 Historical and Constant Currency Measures (As Reported)[1]

Figures presented below are in $ millions, except percentages and per share amounts

	Q4 2017 as reported	Q4 2016 as reported historical currency	Q4 2016 as reported constant currency	YoY historical currency		YoY constant currency	
Product	191.9	160.9	169.3	31.0	19%	22.6	13%
Services	87.7	68.8	71.9	18.9	27%	15.8	22%
Cloud Recurring	77.8	30.1	30.1	47.7	158%	47.7	158%
Total Non-GAAP Revenue	357.4	259.8	271.3	97.6	38%	86.1	32%
Purchase Price Accounting	(1.5)	-	-	(1.5)		(1.5)	
Total GAAP Revenue	355.9	259.8	271.3	96.1	37%	84.6	31%
Product	104.0	89.9	95.4	14.1	16%	8.6	9%
Services	54.5	35.0	37.1	19.5	56%	17.4	47%
Cloud Recurring	40.3	15.4	15.4	24.9	162%	24.9	162%
Total Non-GAAP Gross Margin $	198.8	140.3	147.9	58.5	42%	50.9	34%
Purchase Price Accounting	(1.5)	-	-	(1.5)		(1.5)	
Total GAAP Gross Margin $	197.3	140.3	147.9	57.0	41%	49.4	33%
Product	54.2%	55.9%	56.3%	-1.7%		-2.1%	
Services	62.1%	50.9%	51.6%	11.2%		10.5%	
Cloud Recurring	51.8%	51.2%	51.2%	0.6%		0.6%	
Total Non-GAAP Gross Margin %	55.6%	54.0%	54.5%	1.6%		1.1%	
Total GAAP Gross Margin %	55.4%	54.0%	54.5%	1.4%		0.9%	
Net Income	(1.7)	13.9	16.6	(15.6)		(18.3)	
EPS - Basic	$ (0.01)	$ 0.11	$ 0.14	$ (0.12)		$ (0.15)	
Adjusted EBITDA	60.4	42.7	45.4	17.7	41%	15.0	33%
Adjusted EBITDA %	16.9%	16.4%	16.7%	0.5%		0.2%	
Non-GAAP Net Income	33.1	27.3	30.0	5.8	21%	3.1	10%
Non-GAAP EPS	$ 0.27	$ 0.22	$ 0.24	$ 0.05	23%	$ 0.03	13%
Cloud Recurring	77.8	30.1	30.1	47.7	158%	47.7	158%
Other Recurring	67.9	48.3	50.4	19.6	41%	17.5	35%
Total Recurring Revenue	145.7	78.4	80.5	67.3	86%	65.2	81%
% of Total Non-GAAP Revenue	40.8%	30.2%	29.7%	10.6%		11.1%	
Americas	193.0	115.5	115.8	77.5	67%	77.2	67%
EMEA	154.6	135.9	147.0	18.7	14%	7.6	5%
APAC	9.8	8.4	8.5	1.4	17%	1.3	15%
Total Non-GAAP Revenue	357.4	259.8	271.3	97.6	38%	86.1	32%
Purchase Price Accounting	(1.5)	-	-	(1.5)		(1.5)	
Total GAAP Revenue	355.9	259.8	271.3	96.1	37%	84.6	31%

(1) Historical comparatives are from continuing operations

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Full Year Historical and Constant Currency Measures (As Reported)(1) Figures presented below are in $ millions, except percentages and per share amounts (1) Historical comparatives are from continuing operations

Reconciliation of Net Loss to Non-GAAP Net Income (Loss)

Reconciliation of Net Loss to Adjusted EBITDA

Reconciliation of Guidance As a percentage of Non-GAAP Revenue Non-GAAP net income $ 9 - 16 Non-GAAP tax expense (1) (5) – (2) Non-GAAP net income, before income taxes 11 - 21 Adjustments (2) : Special charges and restructuring costs (3) 8 - 10 Stock-based compensation 3 - 5 Amortization of acquisition-related intangible assets 26 - 27 Net income (loss), before income taxes (4) (31) – (16) Adjusted EBITDA $ 28 - 38 Adjustments (2) : Interest expense 10 Amortization and depreciation 33 - 34 Special charges and restructuring costs (3) 8 - 10 Stock-based compensation 3 - 5 Net income (loss), before income taxes (4) (31) – (16) (1) Non-GAAP tax expense is based on an estimated effective tax rate of 23%. (2) Adjustments for foreign exchange, purchase accounting adjustments and debt retirement costs are not available without unreasonable efforts and are excluded from the reconciliation due to the high variability, complexity and low visibility. We expect the adjustments to have a significant, and potentially unpredictable, impact on our future GAAP financial results. (3) The amount and timing of special charges and restructuring costs depend on several factors, including future revenue levels, opportunities for operating efficiencies, and the size and timing of acquisition activities. As a result, we expect the charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results. (4) The guidance reconciliations above reconcile to GAAP net income (loss), before income taxes, as opposed to GAAP net income (loss), because income tax expense (recovery) guidance is not available without unreasonable efforts due to the high variability, complexity and low visibility of the Company's quarterly income tax provision. We expect income tax expense (recovery) to have a significant, and potentially unpredictable, impact on our future GAAP financial results. MITEL NETWORKS CORPORATION Reconciliation of Guidance Non-GAAP Net Income and Adjusted EBITDA to GAAP Net Income (Loss), before income taxes (in millions of US dollars, except per share amounts) (unaudited) (5) Non-GAAP earnings per share is calculated by dividing non-GAAP net income by the estimated diluted share count.